Innovator Premium Income 30 Barrier ETF - January
Schedule of Investments
July 31, 2026 (Unaudited)

PURCHASED OPTIONS - 7.3% (a)	Notional Amount	Contracts		Value
Put Options - 7.3%
S&P 500 Index, Expiration: 12/31/2026; Exercise Price: $4,747.81 (b)(c)(d)	$ 466,609,556	623		$ 1,049,113
TOTAL PURCHASED OPTIONS (Cost $3,917,796)				1,049,113

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 100.7%		Par		Value
3.39%, 09/03/2026 (e)		178,800		178,241
3.44%, 12/24/2026 (e)(f)		14,412,100		14,192,977
TOTAL U.S. TREASURY BILLS (Cost $14,397,374)				14,371,218

TOTAL INVESTMENTS - 108.0% (Cost $18,315,170)				15,420,331
Money Market Deposit Account - 0.0% (g)(h)				4,625
Liabilities in Excess of Other Assets - (8.0)%			(0.08072)	(1,152,128)
TOTAL NET ASSETS - 100.0%				$ 14,272,828

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown is the annualized yield as of July 31, 2026.
(f)	All or a portion of the security has been pledged as collateral for written options.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2026 was 3.45%.

(h)	Represents less than 0.05% of net assets.

Innovator Premium Income 30 Barrier ETF - January
Schedule of Written Options
July 31, 2026 (Unaudited)

WRITTEN OPTIONS - (8.0)%	Notional Amount	Contracts	Value
Put Options - (8.0)% (a)(b)
S&P 500 Index, Expiration: 12/31/2026; Exercise Price: $4,816.62	$ (466,609,556)	(623)	$ (1,106,162)
S&P 500 Mini Index, Expiration: 12/31/2026; Exercise Price: $481.66	(15,578,576)	(208)	(36,435)
TOTAL WRITTEN OPTIONS (Premiums received $4,241,231)			$ (1,142,597)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Innovator Premium Income 30 Barrier ETF - January has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$ –	$ 1,049,113	$ –	$ 1,049,113
U.S. Treasury Bills	14,371,218	–	–	14,371,218
Total Investments	$ 14,371,218	$ 1,049,113	$ –	$ 15,420,331

Liabilities:
Investments:
Written Options	$ –	$ (1,142,597)	$ –	$ (1,142,597)
Total Investments	$ –	$ (1,142,597)	$ –	$ (1,142,597)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of July 31, 2026
(% of Net Assets)
Purchased Options	$ 1,049,113	7.3%
Written Options	(1,142,597)	(8.0)
U.S. Treasury Bills	14,371,218	100.7
Money Market Deposit Account	4,625	0.0 (a)
Liabilities in Excess of Other Assets	(9,531)	0.0
	$ 14,272,828	100.0%

(a)	Represents less than 0.05% of net assets.